                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05273

                             Van Kampen Income Trust

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas New York, New York 10020

--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020

--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/2006

INCOME TRUST
SYMBOL: VIN
------------------------------------------------------------
AVERAGE ANNUAL                       BASED        BASED ON
TOTAL RETURNS                        ON NAV     MARKET PRICE

Since Inception (4/22/88)            6.96%          6.60%

10-year                              5.52           5.53

5-year                               6.29           5.51

1-year                               6.42          14.03
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2006

MARKET CONDITIONS

The first half of 2006 provided few surprises in the bond market. The Federal Open Market Committee (the "Fed") continued to pursue its monetary tightening policy, raising the target federal funds rate at each of its meetings to 5.25 percent as of the end of June. In the second half of the year, as economic growth moderated, the housing sector weakened, and inflation concerns eased, the Fed finally took a widely anticipated respite from its record cycle of 17 consecutive rate increases, electing to keep the target rate unchanged for the remainder of the year. Despite the pause in its tightening campaign, the Fed continued to acknowledge the potential for inflation risks and reiterated previous statements that further actions regarding interest rates would be data dependent.

Inflation, as measured by the core PCE (Personal Consumption Expenditures) deflator--the Fed's preferred inflation gauge--remained elevated, rising 2.4 percent for the year ended in October, notably above the Fed's comfort zone of 1-2 percent. During the last week of December, the financial markets were surprised by stronger than expected data from the Chicago Purchasing Managers Index, new and existing home sales, and consumer confidence reports. This data quelled much of the ongoing speculation that the soft housing and auto markets would translate into moderating economic growth and inflation, and perhaps an ease in Fed policy.

Yields rose across the U.S. Treasury curve during the first six months, though more so on the short end of the curve, which tends to more closely track changes in the federal funds rate. In the second half of the year, however, the Fed's pause created a brighter outlook for the bond market, yields declined, and the market rallied. On a net basis, Treasury yields across the curve still ended 2006 at higher levels than when the year began.

Within the government sector, agency and mortgage issues posted the highest returns for the year, while the Treasury sector underperformed due to its high sensitivity to interest rate changes. Early in the period when yields were rising, higher coupon mortgages performed well as mortgage prepayments slowed. However, in response to a decline in yields in the last months of the year, lower coupon mortgages outperformed.

While the overall environment appeared to be good for corporate credit issues and defaults were near historic lows, much of the good news had already been priced into the market. Because interest rates remained at relatively low levels throughout the year, investors turned to the riskier segments of the market in an attempt to capture higher yields. The increased appetite for risk helped provide support to the high-yield segment of the market, causing yield spreads to compress to near record low levels. In this environment, the lowest credit tiers of the high-yield market--namely CCC rated securities--turned in the best performance. High demand for high-yield bonds was met by an equally high supply, which was fueled in part by an unprecedented amount of leveraged buyout and private equity activity during the year. In fact, more than $150 billion in new high-yield issues came to market in 2006, breaking the previous issuance record set in 2004.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. The trust returned 6.42 percent on an NAV basis and 14.03 percent on a market price basis.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2006

------------------------------------------------
      BASED ON NAV   BASED ON MARKET PRICE

         6.42%              14.03%
------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

During the reporting year, we kept the portfolio's overall duration (a measure of interest-rate sensitivity) relatively low. This posture proved beneficial to performance as interest rates rose across much of the curve. However, when rates declined later in the year, this defensive positioning detracted from relative performance.

In terms of credit risk, the portfolio was also positioned defensively with a focus on higher-quality securities during the period. This conservative posture, coupled with a slight narrowing of yield spreads, dampened performance as the lowest-rated segments of the credit market outperformed. On a more positive note, however, strong security selection in several sectors was additive to performance.

The portfolio's emphasis on higher coupon mortgages benefited performance during the first half of the year when rates were rising as these issues outperformed their lower coupon counterparts. Higher coupon mortgages typically have slower pre-payment rates and as such, tend to be less sensitive to rising interest rates. In the last months of the year, as rates began to fall, this emphasis kept the portfolio from more fully participating in the comparatively better performance of lower coupon mortgages.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

CHANGES IN INVESTMENT POLICIES

The Trust approved changes in its investment policies to allow the Trust to enter into the following transactions.

ASSET-BACKED SECURITIES AND COMMERCIAL PAPER

Under normal market conditions, the Trust may invest up to 20% of its net assets in asset-backed securities and/or commercial paper. The asset-backed securities in which the Trust may invest must be rated at the time of purchase in the highest investment grade (currently Aaa by Moody's Investors Service, Inc. ("Moody's"), AAA by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO")). The commercial paper in which the Trust may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).

ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.

Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Trust will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CERTAIN DERIVATIVE INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

STRUCTURED PRODUCTS. The Trust may invest in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk.

The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust's illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Trust's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

SWAPS. The Trust may enter into interest rate, index, total rate of return and credit default swaps and the purchase or sale of related caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Trust may be obligated to pay.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A total rate of return swap is an agreement in which one party (total return payer) transfers the total economic performance of a reference obligation to the other party (total return receiver). Total economic performance includes income from interest and fees, gains or losses from market movements, and credit losses. The total return receiver assumes the entire economic exposure--that is, both market and credit exposure--to the reference asset. The total return payer--often the owner of the reference obligation--gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

The Trust may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as a bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract's maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract's maturity if no credit event occurs.

The Trust will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Trust's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The Trust may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's
 8
obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Trust segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Trust enters into a swap transaction on other than a net basis, the Trust would segregate the full amount accrued on a daily basis of the Trust's obligations with respect to the swap. To the extent the Trust sells (i.e. writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Trust's net obligations with respect to the caps, floors or collars.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

INVERSE FLOATING RATE OBLIGATIONS. The Trust may invest up to 10% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

FOREIGN CURRENCY EXCHANGE RISKS. To the extent the Trust invests in securities denominated or quoted in currencies other than the U.S. dollar, the Trust will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Trust and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Trust's assets denominated in that currency and the Trust's yield on such assets. In addition, the Trust will incur costs in connection with conversions between various currencies.

The Trust's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Trust also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Trust may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Trust purchases a foreign security traded in the currency which the Trust anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Trust than if it had not entered into such contracts. The Trust is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Trust may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Trust may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Trust's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Trust to segregate cash and/or liquid securities at least equal to the Trust's obligations throughout the duration of the contract. The Trust may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Trust may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Trust may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

To the extent required by the rules and regulations of the SEC, the Trust will segregate cash and/or liquid securities in an amount at least equal to the value of the Trust's total assets committed to the consummation of forward foreign
 10
currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the Trust's commitments with respect to such contracts.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The Trust may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

The Trust may invest in, among others, parallel pay CMOs and Planned Authorization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the Trust invests are PAC Bonds.

STRIPPED MORTGAGE-BACKED SECURITIES. The Trust also may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of

Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Trust invests in IOs and POs, increases the risk of fluctuations in the net asset value of the Trust. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of derivative transactions.

RATINGS ALLOCATION AS OF 12/31/06
AAA/Aaa                                                          42.8%
A/A                                                               0.3
BBB/Baa                                                           4.2
BB/Ba                                                            20.7
B/B                                                              29.2
CCC/Ccc                                                           1.6
Not Rated                                                         1.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/06
U.S. Government Agency Obligations                               38.7%
Health Care                                                       5.6
Media-Cable                                                       3.2
Integrated Energy                                                 2.9
Automotive                                                        2.9
Chemicals                                                         2.9
Gaming                                                            2.8
Electric                                                          2.5
Consumer Products                                                 2.3
Paper                                                             2.1
Food/Beverage                                                     2.0
Media-Noncable                                                    2.0
Oil Field Services                                                1.8
Transportation                                                    1.5
Wireless                                                          1.3
Utility                                                           1.2
Metals                                                            1.2
Technology                                                        1.1
Retailers                                                         1.1
Diversified Manufacturing                                         1.0
Packaging                                                         0.9
Home Construction                                                 0.9
Wireline                                                          0.8
Lodging                                                           0.8
Independent Energy                                                0.7
Environmental & Facilities Services                               0.7
Services                                                          0.6
Railroads                                                         0.6
Supermarkets                                                      0.5
Aerospace & Defense                                               0.4
Financial                                                         0.4
Tobacco                                                           0.4
Noncaptive-Consumer Finance                                       0.3
Construction Machinery                                            0.2
Sovereigns                                                        0.2
Forest Products                                                   0.2
Pharmaceuticals                                                   0.2
Integrated Telecommunication Services                             0.0*

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/06
(continued from previous page)
Broadcasting & Cable TV                                           0.0%*
                                                                -----
Total Long-Term Investments                                      88.9
Purchased Options                                                 0.0*
Total Short-Term Investments                                     11.1
                                                                -----
Total Investments                                               100.0%

*   Amount less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings are as a percentage of long-term debt investments and summary of investments by industry classification are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          CORPORATE BONDS  43.9%
          AEROSPACE & DEFENSE  0.4%
$  400    K & F Acquisition, Inc. .................          7.750%   11/15/14     $   414,000
                                                                                   -----------

          AUTOMOTIVE  2.9%
   480    Arvin Meritor, Inc. .....................          8.750    03/01/12         495,600
   335    Ford Motor Credit Co. ...................          5.800    01/12/09         329,071
   355    Ford Motor Credit Co. ...................          7.250    10/25/11         347,988
   300    General Motors Acceptance Corp. .........          4.375    12/10/07         295,891
   770    General Motors Acceptance Corp. .........          6.875    09/15/11         790,574
   125    General Motors Corp. ....................          7.125    07/15/13         118,125
   185    General Motors Corp. ....................          8.375    07/15/33         172,050
   250    United Auto Group, Inc. (a)..............          7.750    12/15/16         252,500
                                                                                   -----------
                                                                                     2,801,799
                                                                                   -----------
          CHEMICALS  2.2%
   100    Equistar Chemicals LP....................         10.625    05/01/11         107,000
   190    Innophos, Inc. ..........................          8.875    08/15/14         193,800
    95    Innophos Investments Holdings, Inc. (b)
          (c)......................................         13.380    02/15/15          99,636
   230    JohnsonDiversey, Inc., Ser B.............          9.625    05/15/12         242,075
   210    Koppers Holdings, Inc. (d)...............    0.000/9.875    11/15/14         169,050
   150    Koppers, Inc. ...........................          9.875    10/15/13         163,875
   225    Lyondell Chemical Co. ...................         10.500    06/01/13         248,625
   210    Nalco Co. ...............................          7.750    11/15/11         215,775
   295    Nalco Co. ...............................          8.875    11/15/13         313,806
   204    Rockwood Specialties Group, Inc. ........         10.625    05/15/11         218,280
   215    Westlake Chemical Corp. .................          6.625    01/15/16         209,087
                                                                                   -----------
                                                                                     2,181,009
                                                                                   -----------
          CONSTRUCTION MACHINERY  0.2%
   214    Manitowoc Co., Inc. .....................         10.500    08/01/12         230,853
                                                                                   -----------

          CONSUMER PRODUCTS  2.3%
   425    Case New Holland, Inc. ..................          7.125    03/01/14         433,500
   370    Iron Mountain, Inc. .....................          8.625    04/01/13         383,875
   545    Levi Strauss & Co. (c)...................         10.122    04/01/12         562,031
   120    Oxford Industrials, Inc. ................          8.875    06/01/11         124,500
   515    Phillips Van-Heusen Corp. ...............          7.250    02/15/11         527,875
   260    Steinway Musical Instruments, Inc. (a)...          7.000    03/01/14         255,450
                                                                                   -----------
                                                                                     2,287,231
                                                                                   -----------
          DIVERSIFIED MANUFACTURING  1.0%
   365    Hexcel Corp. ............................          6.750    02/01/15         361,350
   275    Propex Fabrics, Inc. ....................         10.000    12/01/12         244,750
   360    RBS Global and Rexnord Corp. (a).........          9.500    08/01/14         376,200
                                                                                   -----------
                                                                                       982,300
                                                                                   -----------
          ELECTRIC  2.5%
   160    AES Corp. ...............................          7.750    03/01/14         169,600
    26    AES Corp. ...............................          8.875    02/15/11          28,015

 16                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          ELECTRIC (CONTINUED)
$  260    AES Corp. (a)............................          9.000%   05/15/15     $   280,800
    41    AES Corp. ...............................          9.375    09/15/10          44,741
   100    CMS Energy Corp. ........................          6.300    02/01/12         101,000
   535    CMS Energy Corp. ........................          7.500    01/15/09         554,394
   240    IPALCO Enterprises, Inc. ................          8.375    11/14/08         250,200
    75    IPALCO Enterprises, Inc. ................          8.625    11/14/11          81,937
   140    Nevada Power Co. ........................          9.000    08/15/13         151,891
   170    Nevada Power Co., Ser A..................          8.250    06/01/11         186,556
   275    NRG Energy, Inc. ........................          7.375    01/15/17         276,375
   255    PSEG Energy Holdings.....................          8.625    02/15/08         262,650
    65    TXU Energy Co. ..........................          7.000    03/15/13          68,099
                                                                                   -----------
                                                                                     2,456,258
                                                                                   -----------
          ENVIRONMENTAL & FACILITIES SERVICES  0.7%
   115    Allied Waste North America, Inc. ........          5.750    02/15/11         111,838
   310    Allied Waste North America, Inc. ........          6.375    04/15/11         307,675
   110    Allied Waste North America, Inc. ........          6.500    11/15/10         110,825
   123    Allied Waste North America, Inc. Ser B...          9.250    09/01/12         131,302
                                                                                   -----------
                                                                                       661,640
                                                                                   -----------
          FINANCIAL  0.4%
   390    UCAR Finance, Inc. ......................         10.250    02/15/12         412,913
                                                                                   -----------

          FOOD/BEVERAGE  2.0%
   195    Michael Foods, Inc. .....................          8.000    11/15/13         203,288
   330    Pilgrim's Pride Corp. ...................          9.250    11/15/13         345,675
   795    Pilgrim's Pride Corp. ...................          9.625    09/15/11         834,750
   150    Smithfield Foods, Inc. ..................          7.000    08/01/11         152,250
   430    Smithfield Foods, Inc., Ser B............          8.000    10/15/09         451,500
                                                                                   -----------
                                                                                     1,987,463
                                                                                   -----------
          FOREST PRODUCTS  0.2%
   180    Crown Americas LLC.......................          7.625    11/15/13         186,300
                                                                                   -----------

          GAMING  2.8%
   250    Caesars Entertainment, Inc. .............          8.875    09/15/08         261,250
   520    Isle of Capri Casinos, Inc. .............          7.000    03/01/14         520,000
   405    Las Vegas Sands Corp. ...................          6.375    02/15/15         394,369
    60    MGM Mirage, Inc. ........................          5.875    02/27/14          55,800
   725    MGM Mirage, Inc. ........................          6.000    10/01/09         726,812
   465    Station Casinos, Inc. ...................          6.000    04/01/12         443,494
   190    Station Casinos, Inc. ...................          7.750    08/15/16         192,375
   165    Wimar Opco LLC (a).......................          9.625    12/15/14         164,175
                                                                                   -----------
                                                                                     2,758,275
                                                                                   -----------
          HEALTH CARE  5.7%
   265    AmerisourceBergen Corp. .................          5.625    09/15/12         261,840
   540    Community Health Systems, Inc. ..........          6.500    12/15/12         534,600
   535    DaVita, Inc. ............................          6.625    03/15/13         539,012

See Notes to Financial Statements                                             17

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          HEALTH CARE (CONTINUED)
$  665    Fisher Scientific International, Inc. ...          6.125%   07/01/15     $   658,498
    38    Fresenius Medical Care Capital Trust
          II.......................................          7.875    02/01/08         382,500
   315    Fresenius Medical Care Capital Trust
          IV.......................................          7.875    06/15/11         331,537
   105    HCA, Inc. ...............................          5.750    03/15/14          87,413
   140    HCA, Inc. ...............................          6.500    02/15/16         118,650
   140    HCA, Inc. ...............................          8.700    02/10/10         145,624
   355    HCA, Inc. ...............................          8.750    09/01/10         370,975
   100    HCA, Inc. (a)............................          9.125    11/15/14         107,125
   220    National Mentor Holdings, Inc. (a).......         11.250    07/01/14         234,850
   260    Omnicare, Inc. ..........................          6.750    12/15/13         258,050
   250    Res-Care, Inc. ..........................          7.750    10/15/13         257,500
   120    Tenet Healthcare Corp. ..................          7.375    02/01/13         110,850
   290    Tenet Healthcare Corp. ..................          9.875    07/01/14         296,525
   480    Ventas Realty LP (REIT)..................          6.750    06/01/10         496,800
   335    VWR International, Inc. .................          6.875    04/15/12         338,769
                                                                                   -----------
                                                                                     5,531,118
                                                                                   -----------
          HOME CONSTRUCTION  0.9%
    61    Goodman Global Holdings, Inc., Ser B
          (c)......................................          8.360    06/15/12          62,067
    65    Interface, Inc. .........................          7.300    04/01/08          66,463
    75    Interface, Inc. .........................         10.375    02/01/10          83,250
   255    Interface, Inc., Ser B...................          9.500    02/01/14         269,025
   360    Nortek, Inc. ............................          8.500    09/01/14         354,600
                                                                                   -----------
                                                                                       835,405
                                                                                   -----------
          INDEPENDENT ENERGY  0.7%
   240    Equistar Chemicals LP....................         10.125    09/01/08         256,200
   465    Massey Energy Co. .......................          6.875    12/15/13         439,425
                                                                                   -----------
                                                                                       695,625
                                                                                   -----------
          INTEGRATED ENERGY  2.6%
   100    Chesapeake Energy Corp. .................          6.375    06/15/15          99,500
   260    Chesapeake Energy Corp. .................          6.625    01/15/16         259,675
   305    Chesapeake Energy Corp. .................          7.500    09/15/13         319,106
    80    Chesapeake Energy Corp. .................          7.625    07/15/13          84,700
   350    El Paso Production Holding Co. ..........          7.750    06/01/13         367,937
    60    Hanover Compressor Co. ..................          8.625    12/15/10          63,000
    91    Hanover Equipment Trust Ser A............          8.500    09/01/08          92,592
    95    Hanover Equipment Trust Ser B............          8.750    09/01/11          99,513
   435    Hilcorp Energy Finance Corp. (a).........          7.750    11/01/15         429,563
   400    Kinder Morgan, Inc. .....................          6.500    09/01/12         402,366
    50    MSW Energy Holdings LLC..................          8.500    09/01/10          52,250
   250    Pacific Energy Partners..................          7.125    06/15/14         256,840
                                                                                   -----------
                                                                                     2,527,042
                                                                                   -----------
          LODGING  0.8%
   500    Host Marriott LP.........................          6.375    03/15/15         495,625
   240    Host Marriott LP.........................          7.125    11/01/13         246,600
                                                                                   -----------
                                                                                       742,225
                                                                                   -----------

 18                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          MEDIA-CABLE  2.0%
$  400    Cablevision Systems Corp. (c)............          9.870%   04/01/09     $   424,000
   148    CCH I LLC................................         11.000    10/01/15         152,625
   135    Echostar DBS Corp. ......................          5.750    10/01/08         134,831
   470    Echostar DBS Corp. ......................          6.375    10/01/11         468,237
   200    Echostar DBS Corp. ......................          6.625    10/01/14         195,500
   120    General Cable Corp. .....................          9.500    11/15/10         127,800
   295    LIN Television Corp. ....................          6.500    05/15/13         282,463
   120    LIN Television Corp., Ser B..............          6.500    05/15/13         114,900
    45    PanAmSat Corp. ..........................          9.000    08/15/14          47,756
 1,000    Park N View, Inc. Ser B (e) (f) (g)......         13.000    05/15/08               0
                                                                                   -----------
                                                                                     1,948,112
                                                                                   -----------
          MEDIA-NONCABLE  1.2%
    45    Advanstar Communications, Inc. ..........         10.750    08/15/10          48,656
   175    AMC Entertainment, Inc. (c)..............          9.624    08/15/10         181,782
   127    Dex Media East LLC.......................         12.125    11/15/12         140,176
   171    Dex Media West LLC Ser B.................          9.875    08/15/13         187,245
   395    Idearc, Inc. (a).........................          8.000    11/15/16         402,900
    75    Interpublic Group of Cos., Inc. .........          5.400    11/15/09          73,875
   185    Interpublic Group of Cos., Inc. .........          6.250    11/15/14         172,975
                                                                                   -----------
                                                                                     1,207,609
                                                                                   -----------
          METALS  0.3%
    85    Foundation, PA Coal Co. .................          7.250    08/01/14          86,912
   189    United States Steel Corp. ...............          9.750    05/15/10         201,994
                                                                                   -----------
                                                                                       288,906
                                                                                   -----------
          NONCAPTIVE-CONSUMER FINANCE  0.3%
   255    Residential Capital Corp. ...............          6.375    06/30/10         258,167
                                                                                   -----------

          OIL FIELD SERVICES  1.5%
   370    Chaparral Energy, Inc. ..................          8.500    12/01/15         370,000
   225    Hanover Compressor Co. ..................          9.000    06/01/14         244,125
   170    Hilcorp Energy Finance Corp. (a).........         10.500    09/01/10         182,750
   104    Magnum Hunter Resources, Inc. ...........          9.600    03/15/12         109,590
   230    MSW Energy Holdings II LLC Ser B.........          7.375    09/01/10         235,750
   300    Pogo Producing Co. ......................          6.875    10/01/17         288,000
                                                                                   -----------
                                                                                     1,430,215
                                                                                   -----------
          PACKAGING  0.8%
    65    Owens-Illinois, Inc. ....................          7.350    05/15/08          65,731
   680    Owens-Illinois, Inc. ....................          7.500    05/15/10         685,950
                                                                                   -----------
                                                                                       751,681
                                                                                   -----------
          PAPER  1.9%
   305    Berry Plastics Holding Corp. (a).........          8.875    09/15/14         311,100
   285    Covalence Specialty Materials Corp.
          (a)......................................         10.250    03/01/16         262,200
   310    Georgia-Pacific Corp. (a)................          7.125    01/15/17         310,775
   230    Graham Packaging Co., Inc. ..............          8.500    10/15/12         233,450
   285    Graham Packaging Co., Inc. ..............          9.875    10/15/14         289,275

See Notes to Financial Statements                                             19

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          PAPER (CONTINUED)
$  350    Graphic Packaging International, Inc. ...          9.500%   08/15/13     $   371,000
   115    P.H. Glatfelter Co. .....................          7.125    05/01/16         116,150
                                                                                   -----------
                                                                                     1,893,950
                                                                                   -----------
          PHARMACEUTICALS  0.2%
   159    Warner Chilcott Corp. ...................          8.750    02/01/15         163,770
                                                                                   -----------

          RAILROADS  0.6%
   505    Amsted Industries, Inc. (a)..............         10.250    10/15/11         542,875
                                                                                   -----------

          RETAILERS  1.1%
   210    Brown Shoe Co., Inc. ....................          8.750    05/01/12         222,600
   480    JC Penney Corp., Inc. ...................          8.000    03/01/10         511,424
   335    Linens 'n Things, Inc. (c)...............         10.999    01/15/14         326,625
                                                                                   -----------
                                                                                     1,060,649
                                                                                   -----------
          SERVICES  0.1%
    60    Buhrmann US, Inc. .......................          7.875    03/01/15          58,800
    90    Buhrmann US, Inc. .......................          8.250    07/01/14          89,775
                                                                                   -----------
                                                                                       148,575
                                                                                   -----------
          SUPERMARKETS  0.5%
   225    Delhaize America, Inc. ..................          8.125    04/15/11         243,845
   198    Kroger Co. (a)...........................          8.500    07/15/17         213,062
                                                                                   -----------
                                                                                       456,907
                                                                                   -----------
          TECHNOLOGY  0.9%
   395    Freescale Semiconductor, Inc. (a)........          8.875    12/15/14         395,494
   170    Iron Mountain, Inc. .....................          7.750    01/15/15         174,250
   235    Sungard Data Systems, Inc. ..............          9.125    08/15/13         247,925
    20    Sungard Data Systems, Inc. (c)...........          9.973    08/15/13          20,875
                                                                                   -----------
                                                                                       838,544
                                                                                   -----------
          TOBACCO  0.4%
   385    Reynolds American, Inc. .................          6.500    07/15/10         392,455
                                                                                   -----------

          TRANSPORTATION  1.4%
   350    Petro Stopping Center Financial..........          9.000    02/15/12         364,000
   640    Sonic Automotive, Inc., Ser B............          8.625    08/15/13         662,400
   356    TRW Automotive, Inc. ....................          9.375    02/15/13         383,590
                                                                                   -----------
                                                                                     1,409,990
                                                                                   -----------
          UTILITY  1.2%
   525    Colorado Interstate Gas Co. .............          6.800    11/15/15         548,511
    55    Northwest Pipeline Corp. ................          8.125    03/01/10          57,544
   105    Southern Natural Gas Co. ................          8.875    03/15/10         110,679
   470    Williams Cos., Inc. .....................          7.875    09/01/21         506,425
                                                                                   -----------
                                                                                     1,223,159
                                                                                   -----------
          WIRELESS COMMUNICATIONS  0.9%
   190    American Tower Corp. ....................          7.125    10/15/12         196,175
   185    American Tower Corp. ....................          7.500    05/01/12         192,400

 20                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          WIRELESS COMMUNICATIONS (CONTINUED)
$  250    Nextel Communications, Inc., Ser E.......          6.875%   10/31/13     $   252,839
   250    UbiquiTel Operating Co. .................          9.875    03/01/11         271,250
                                                                                   -----------
                                                                                       912,664
                                                                                   -----------
          WIRELINE COMMUNICATIONS  0.3%
   250    Exodus Communications, Inc. (e) (f)
          (g)......................................         11.250    07/01/08               0
   400    Exodus Communications, Inc. (e) (f)
          (g)......................................         11.625    07/15/10               0
   300    Qwest Communications International, Inc.
          (c)......................................          8.874    02/15/09         305,250
                                                                                   -----------

TOTAL DOMESTIC CORPORATE BONDS  43.9%...........................................    42,924,934
                                                                                   -----------
          FOREIGN BOND AND DEBT SECURITY (US$)  6.1%
          BERMUDA  0.5%
    25    Intelsat Subsidiary Holding Co., Ltd. ...          8.250    01/15/13          25,500
   270    Intelsat Subsidiary Holding Co., Ltd. ...          8.625    01/15/15         282,150
   205    Intelsat Subsidiary Holding Co., Ltd.
          (c)......................................         10.484    01/15/12         207,819
                                                                                   -----------
                                                                                       515,469
                                                                                   -----------
          CANADA  2.7%
   398    CanWest Media, Inc. .....................          8.000    09/15/12         417,491
   500    CHC Helicopter Corp. ....................          7.375    05/01/14         484,375
   285    Husky Oil Ltd. ..........................          8.900    08/15/28         299,495
   260    Nortel Networks Corp. ...................          4.250    09/01/08         252,850
   685    Novelis, Inc. (a) (j)....................          8.250    02/15/15         666,162
   225    OPTI Canada, Inc. (a)....................          8.250    12/15/14         232,312
   335    Quebecor World Capital Corp. (a).........          8.750    03/15/16         322,438
                                                                                   -----------
                                                                                     2,675,123
                                                                                   -----------
          DENMARK  0.2%
   105    Nordic Tel Co. Holdings (a)..............          8.875    05/01/16         112,875
    85    TDC AS (EUR).............................          6.500    04/19/12         118,357
                                                                                   -----------
                                                                                       231,232
                                                                                   -----------
          FRANCE  0.3%
   115    Compagnie Generale de Geophysique SA.....          7.500    05/15/15         116,150
   125    Crown European Holdings SA (EUR).........          6.250    09/01/11         172,844
                                                                                   -----------
                                                                                       288,994
                                                                                   -----------
          GERMANY  0.4%
   260    Cognis Deutschland (EUR) (a) (c).........          8.477    11/15/13         353,080
                                                                                   -----------

          IRELAND  0.1%
   100    JSG Funding PLC (EUR)....................         10.125    10/01/12         143,886
                                                                                   -----------

          LUXEMBOURG  1.3%
   345    Cablecom Luxembourg SCA (EUR) (a)........          9.375    04/15/14         506,082
   110    JohnsonDiversey, Inc. (EUR)..............          9.625    05/15/12         152,466

See Notes to Financial Statements                                             21

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          LUXEMBOURG (CONTINUED)
$  140    SGL Carbon Luxembourg SA (EUR) (a).......          8.500%   02/01/12     $   200,054
   355    Wind Acquisition Finance SA (a)..........         10.750    12/01/15         405,587
                                                                                   -----------
                                                                                     1,264,189
                                                                                   -----------
          MEXICO  0.3%
   228    Axtel SA.................................         11.000    12/15/13         254,904
                                                                                   -----------

          UNITED KINGDOM  0.3%
    55    NTL Cable PLC............................          8.750    04/15/14          57,819
   100    NTL Cable PLC............................          9.125    08/15/16         106,125
    75    Rockwood Specialties Group, Inc. (EUR)...          7.625    11/15/14         105,686
                                                                                   -----------
                                                                                       269,630
                                                                                   -----------

TOTAL FOREIGN BONDS AND DEBT SECURITIES (US$)  6.1%.............................     5,996,507
                                                                                   -----------

          ASSET BACKED SECURITIES  0.7%
   161    Federal National Mortgage Association
          (REMIC) (c)..............................          5.610    05/28/35         161,689
    27    Federal National Mortgage Association
          (REMIC) (c)..............................          5.620    05/28/35          26,640
   503    Lehman XS Trust (c)......................          5.620    12/25/35         505,465
                                                                                   -----------

TOTAL ASSET BACKED SECURITIES...................................................       693,794
                                                                                   -----------

          COLLATERALIZED MORTGAGE OBLIGATIONS  12.6%
   345    American Home Mortgage Assets (c)........          5.610    08/30/36         346,735
   273    Bear Stearns Mortgage Funding Trust
          (c)......................................          5.500    03/25/36         272,930
   322    Bear Stearns Mortgage Funding Trust
          (c)......................................          5.520    02/25/36         321,685
   300    Bear Stearns Mortgage Funding Trust
          (c)......................................          5.530    04/25/36         300,060
   246    Bear Stearns Mortgage Funding Trust
          (c)......................................          5.570    07/25/36         245,907
11,789    Countrywide Alternative Loan Trust (i)...            *      09/25/35         263,417
13,543    Countrywide Alternative Loan Trust (i)...            *      11/25/36         712,595
 5,600    Countrywide Alternative Loan Trust (i)...            *      02/20/47         293,849
   740    Countrywide Alternative Loan Trust (c)...          5.510   09/25/35 to       740,641
                                                                      11/25/46
   299    Countrywide Alternative Loan Trust (c)...          5.740    12/20/35         300,637
   308    Downey Savings & Loan Association
          Mortgage Loan Trust (c)..................          5.520    09/19/36         308,947
   214    Federal Home Loan Mortgage Corp. (REMIC)
          (c) (i)..................................          1.625    06/17/27           8,380
    71    Federal Home Loan Mortgage Corp. (REMIC)
          (c) (i)..................................          2.650    03/15/32           5,736
   398    Federal Home Loan Mortgage Corp. (REMIC)
          (i)......................................          5.000   09/15/14 to        25,969
                                                                      12/15/16

 22                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  235    Federal Home Loan Mortgage Corp. (REMIC)
          (c)......................................          5.500%   09/25/45     $   236,550
   203    Federal Home Loan Mortgage Corp. (REMIC)
          (c)......................................          5.950    03/15/34         204,085
    49    Federal Home Loan Mortgage Corp. (REMIC)
          (i)......................................          6.000    05/15/30           1,115
   433    Federal National Mortgage Association....          5.500    11/25/43         431,023
   257    Federal National Mortgage Association
          (c)......................................          5.550    05/25/35         258,337
 4,742    Federal National Mortgage Association
          (REMIC) (i)..............................            *      03/25/36         111,880
   477    Federal National Mortgage Association
          (REMIC) (c)..............................          5.188    11/25/28         478,384
 1,432    Federal National Mortgage Association
          (REMIC) (c)..............................          5.410    12/25/36       1,427,769
   401    Federal National Mortgage Association
          (REMIC) (c)..............................          5.460    03/25/36         401,349
    58    Federal National Mortgage Association
          (REMIC) (i)..............................          5.500    06/25/26             769
   250    Federal National Mortgage Association
          (REMIC) (c)..............................          5.750    12/18/32         252,330
   241    Federal National Mortgage Association
          (REMIC) (i)..............................          6.000   08/25/32 to        37,489
                                                                      07/25/33
   479    Federal National Mortgage Association
          (REMIC) (i)..............................          6.500    05/25/33         103,279
    89    Federal National Mortgage Association
          (REMIC) (i)..............................          7.000    04/25/33          20,137
    71    Federal National Mortgage Association
          (STRIPS) (i).............................          6.500    06/01/31          15,394
    37    Federal National Mortgage Association
          (STRIPS) (i).............................          7.000    03/01/32           8,527
    30    Federal National Mortgage Association
          (STRIPS) (i).............................          8.000    05/01/30           6,818
    81    Government National Mortgage Association
          (c) (i)..................................          2.050    05/16/32           5,555
    83    Government National Mortgage Association
          (c) (i)..................................          2.650    05/16/32           5,038
   167    Government National Mortgage Association
          (c) (i)..................................          3.050    06/16/27           5,882
   283    GSR Mortgage Loan Trust (c)..............          5.610    08/25/46         284,097
   696    Harborview Mortgage Loan Trust (c).......          5.500    11/19/36         696,101
   246    Harborview Mortgage Loan Trust (c).......          5.570    08/19/46         246,692
   617    Harborview Mortgage Loan Trust (c).......          5.600   08/21/46 to       618,549
                                                                      10/19/46
   415    Indymac Index Mortgage Loan Trust (c)....          5.570    04/25/46         415,141
   354    Luminent Mortgage Trust (c)..............          5.590    10/25/46         354,925

See Notes to Financial Statements                                             23

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  205    Residential Accredit Loans, Inc. (c).....          5.680%   02/25/46     $   205,644
   251    Residential Accredit Loans, Inc. (c).....          5.750    10/25/45         252,020
   297    Structured Asset Mortgage Investments,
          Inc. (c).................................          5.550    10/25/36         297,692
   434    Structured Asset Mortgage Investments,
          Inc. (c).................................          5.580    08/25/36         435,687
   168    Wamu Alternative Mortgage Pass-Through
          Certificates (c).........................          5.540    08/25/46         168,255
 8,883    Washington Mutual, Inc. (i)..............            *      09/25/10          90,605
 5,512    Washington Mutual, Inc. (i)..............            *      01/25/45          86,988
                                                                                   -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  12.6%................................    12,311,594
                                                                                   -----------

          MORTGAGE BACKED SECURITIES  14.5%
   242    Federal Home Loan Mortgage Corp. ........          7.500   11/01/29 to       252,987
                                                                      06/01/32
    71    Federal Home Loan Mortgage Corp. (ARM)...          3.536    07/01/34          70,635
   166    Federal Home Loan Mortgage Corp. (ARM)...          4.152    08/01/34         166,694
   500    Federal Home Loan Mortgage Corp., January
          (h)......................................          4.500       TBA           468,438
   570    Federal National Mortgage Association....          6.500   06/01/15 to       583,118
                                                                      11/01/33
 2,619    Federal National Mortgage Association....          7.000   03/01/15 to     2,694,761
                                                                      02/01/36
   287    Federal National Mortgage Association....          7.500   03/01/15 to       298,546
                                                                      12/01/33
    91    Federal National Mortgage Association
          (ARM)....................................          3.612    07/01/34          91,715
    81    Federal National Mortgage Association
          (ARM)....................................          4.113    10/01/34          81,233
    96    Federal National Mortgage Association
          (ARM)....................................          4.164    09/01/34          95,779
   325    Federal National Mortgage Association
          (ARM)....................................          4.338    02/01/34         323,516
    94    Federal National Mortgage Association
          (ARM)....................................          4.436    10/01/34          94,166
 1,134    Federal National Mortgage Association
          (ARM)....................................          4.736    01/01/35       1,130,395
   119    Federal National Mortgage Association
          (ARM)....................................          5.960    07/01/33         120,528
   454    Federal National Mortgage Association
          (ARM)....................................          6.731    03/01/36         463,530
   819    Federal National Mortgage Association
          (ARM)....................................          6.774    01/01/36         836,442
   799    Federal National Mortgage Association
          (ARM)....................................          6.778    01/01/36         815,627

 24                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  385    Federal National Mortgage Association
          (ARM)....................................          6.786%   03/01/36     $   392,970
   269    Federal National Mortgage Association
          (ARM)....................................          7.120    03/01/36         274,805
   337    Federal National Mortgage Association
          (ARM)....................................          7.146    05/01/36         344,227
   343    Federal National Mortgage Association
          (ARM)....................................          7.205    07/01/36         351,307
   452    Federal National Mortgage Association
          (ARM)....................................          7.216    05/01/36         462,007
 1,169    Federal National Mortgage Association
          (ARM)....................................       7.245 to   04/01/36 to     1,195,642
                                                             7.246    08/01/36
   803    Federal National Mortgage Association
          (ARM)....................................          7.271    04/01/36         826,043
   246    Federal National Mortgage Association
          (ARM)....................................          7.528    03/01/36         251,445
   600    Federal National Mortgage Association,
          January (h)..............................          7.000       TBA           615,937
   109    Government National Mortgage
          Association..............................          7.000   07/15/29 to       112,761
                                                                      01/15/30
   242    Government National Mortgage
          Association..............................          7.500   07/15/23 to       252,967
                                                                      09/15/29
   158    Government National Mortgage
          Association..............................          8.000   03/15/17 to       167,709
                                                                      10/15/22
    99    Government National Mortgage
          Association..............................          8.500   07/15/24 to       106,587
                                                                      12/15/24
   183    Government National Mortgage
          Association..............................          9.000   08/15/16 to       197,229
                                                                      12/15/24
    52    Government National Mortgage
          Association..............................          9.500   11/15/09 to        56,489
                                                                      01/15/17
                                                                                   -----------

TOTAL MORTGAGE BACKED SECURITIES  14.5%.........................................    14,196,235
                                                                                   -----------

          UNITED STATES TREASURY OBLIGATIONS  9.6%
 1,600    United States Treasury Bonds.............          5.250    02/15/29       1,678,501
   840    United States Treasury Bonds.............          6.125    08/15/29         982,013
 1,230    United States Treasury Bonds.............          6.375    08/15/27       1,463,989
 1,410    United States Treasury Bonds.............          7.625    02/15/25       1,866,599
 2,300    United States Treasury Notes.............          3.125    05/15/07       2,284,549
   180    United States Treasury Notes.............          3.875    02/15/13         172,329
 1,000    United States Treasury Notes.............          4.250    11/15/13         973,907
                                                                                   -----------

TOTAL UNITED STATES TREASURY OBLIGATIONS........................................     9,421,887
                                                                                   -----------

See Notes to Financial Statements                                             25

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON        MATURITY        VALUE
----------------------------------------------------------------------------------------------
          UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  3.9%
$1,100    Federal Home Loan Mortgage Corp. ........          7.000%   03/15/10     $ 1,167,178
   275    Federal National Mortgage Association....          3.920    01/01/08         271,994
   785    Federal National Mortgage Association....          6.625    11/15/30         939,775
 1,250    Federal National Mortgage Association....          7.125    06/15/10       1,337,397
   100    Federal National Mortgage Association....          7.250    01/15/10         106,462
                                                                                   -----------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...............................     3,822,806
                                                                                   -----------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  0.2%
 1,890    United Mexican States (MXN)..............         10.000    12/05/24         217,202
                                                                                   -----------

DESCRIPTION                                                                        VALUE
-------------------------------------------------------------------------------------------

EQUITIES  0.0%
Doe Run Resources Corp. (1 Common Stock Warrant, expiring 10/29/12) (f)
  (k)........................................................................         5,465
HF Holdings, Inc. (5,260 Common Stock Warrants, expiring 09/27/09) (f) (k)...             0
OpTel, Inc. (500 Common Shares) (a) (f) (k)..................................             0
Park N View, Inc. (1,000 Common Stock Warrants, expiring 5/15/08) (a) (f) (g)
  (k)........................................................................             0
XO Holdings, Inc. (164 Common Shares) (k)....................................           705
XO Holdings, Inc., Ser A (330 Common Stock Warrants, expiring 01/16/10)
  (k)........................................................................           237
XO Holdings, Inc., Ser B (248 Common Stock Warrants, expiring 01/16/10)
  (k)........................................................................           112
XO Holdings, Inc., Ser C (248 Common Stock Warrants, expiring 01/16/10)
  (k)........................................................................            56
                                                                                -----------

TOTAL EQUITIES...............................................................         6,575
                                                                                -----------

TOTAL LONG-TERM INVESTMENTS  91.5%
  (Cost $90,382,365).........................................................    89,591,534
                                                                                -----------

DESCRIPTION                       CONTRACTS   EXPIRATION DATE   EXERCISE PRICE   MARKET VALUE
---------------------------------------------------------------------------------------------

PURCHASED OPTIONS  0.1%
90-day EuroDollar Futures Put,
  September, 2007..............      70          09/21/07                94.75   $    24,938
EuroDollar Futures Put, June,
  2007.........................      27          06/22/07                94.25           675
EuroDollar Futures Put, June,
  2007.........................      79          06/22/07                94.50   $     6,912
EuroDollar Futures Put, June,
  2007.........................      42          06/22/07                94.75        13,650
                                                                                 ------------
TOTAL PURCHASED OPTIONS
  (Cost $62,303)..............................................................        46,175
                                                                                 ------------

 26                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

DESCRIPTION                                                                        VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  8.5%

REPURCHASE AGREEMENTS  8.4%
Citigroup Global Markets, Inc. ($1,680,910 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.230%,
  dated 12/29/06, to be sold on 01/02/07 at $1,681,887)......................     1,680,910
State Street Bank & Trust Co. ($6,546,090 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.080%,
  dated 12/29/06, to be sold on 01/02/07 at $6,549,785)......................     6,546,090
                                                                                -----------

TOTAL REPURCHASE AGREEMENTS..................................................     8,227,000
                                                                                -----------

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  0.1%
United States Treasury Bill ($100,000 par, yielding 5.297%, 01/11/07
  maturity) (l)..............................................................        99,901

TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,326,901)..........................................................     8,326,901
                                                                                -----------

TOTAL INVESTMENTS  100.1%
  (Cost $98,771,569).........................................................    97,964,610

FOREIGN CURRENCY  0.0%
  (Cost $4,583)..............................................................         4,557

LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%).................................      (124,712)
                                                                                -----------

NET ASSETS  100.0%...........................................................   $97,844,455
                                                                                ===========

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Payment-in-kind security.

(c) Floating Rate Coupon

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Non-income producing as security is in default.

(f) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(g) This borrower has filed for protection in federal bankruptcy court.

(h) Security purchased on a when-issued or delayed delivery basis.

(i) IO--Interest Only

See Notes to Financial Statements                                             27

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006 continued

(j) Variable Rate Coupon

(k) Non-income producing security.

(l) All or a portion of this security has been physically segregated in connection with open futures contracts.

ARM--Adjustable Rate Mortgage

REIT--Real Estate Investment Trust

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Currency Abbreviations:

MXN--Mexico nuevo peso

EUR--Euro Dollar

The obligations of certain United States Government sponsored entities are neither issue or guaranteed by the United States Treasury.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 10-Year Futures, March 2007 (Current
  Notional Value of $107,469 per contract)..................     142         $(124,987)
SHORT CONTRACTS:
U.S. Treasury Bonds Futures, March 2007 (Current Notional
  Value of $111,438 per contract)...........................      17            41,847
U.S. Treasury Notes 2-Year Futures, March 2007 (Current
  Notional Value of $204,031 per contract)..................      43            28,391
U.S. Treasury Notes 5-Year Futures, March 2007 (Current
  Notional Value of $105,063 per contract)..................      46            34,100
                                                                 ---         ---------
                                                                 248         $ (20,649)
                                                                 ===         =========

FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2006:

                                                                                     UNREALIZED
                                                                                    APPRECIATION/
SHORT CONTRACTS:                                IN EXCHANGE FOR    CURRENT VALUE    DEPRECIATION
Euro Currency
233,000 expiring 1/29/07......................       US $           $  308,045        $(13,227)
874,000 expiring 1/29/07......................       US $            1,155,498         (49,443)
212,000 expiring 1/29/07......................       US $              280,281         (11,910)
                                                                   -------------    -------------
                                                                    $1,743,824        $(74,580)
                                                                   =============    =============

 28                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2006

ASSETS:
Total Investments (Cost $98,771,569)........................  $ 97,964,610
Foreign Currency (Cost $4,583)..............................         4,557
Cash........................................................           876
Receivables:
  Interest..................................................     1,338,163
  Investments Sold..........................................        15,161
Other.......................................................        22,882
                                                              ------------
    Total Assets............................................    99,346,249
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,094,096
  Forward Foreign Currency Contracts........................        74,580
  Investment Advisory Fee...................................        54,100
  Income Distributions......................................        14,752
  Variation Margin on Futures...............................         9,922
Trustees' Deferred Compensation and Retirement Plans........       200,735
Accrued Expenses............................................        53,609
                                                              ------------
    Total Liabilities.......................................     1,501,794
                                                              ------------
NET ASSETS..................................................  $ 97,844,455
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($97,844,455 divided by
  15,371,738 shares outstanding)............................  $       6.37
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with an unlimited number of
  shares authorized, 15,371,738 shares issued and
  outstanding)..............................................  $120,152,605
Accumulated Undistributed Net Investment Income.............      (465,916)
Net Unrealized Depreciation.................................      (901,361)
Accumulated Net Realized Loss...............................   (20,940,873)
                                                              ------------
NET ASSETS..................................................  $ 97,844,455
                                                              ============

See Notes to Financial Statements                                             29

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2006

INVESTMENT INCOME:
Interest....................................................  $ 6,406,542
Other.......................................................       42,899
                                                              -----------
    Total Income............................................    6,449,441
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      630,447
Trustees' Fees and Related Expenses.........................       58,247
Accounting and Administrative Expenses......................       55,162
Custody.....................................................       49,628
Professional Fees...........................................       44,674
Reports to Shareholders.....................................       38,232
Registration Fees...........................................       25,343
Transfer Agent Fees.........................................       19,786
Other.......................................................       30,873
                                                              -----------
    Total Expenses..........................................      952,392
    Less Credits Earned on Cash Balances....................        1,097
                                                              -----------
    Net Expenses............................................      951,295
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,498,146
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (116,368)
  Futures...................................................       86,539
  Foreign Currency Transactions.............................      (47,051)
                                                              -----------
Net Realized Loss...........................................      (76,880)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,123,764)
                                                              -----------
  End of the Period:
    Investments.............................................     (806,959)
    Futures.................................................      (20,649)
    Forward Foreign Currency Contracts......................      (74,580)
    Foreign Currency Translation............................          827
                                                              -----------
                                                                 (901,361)
                                                              -----------
Net Unrealized Appreciation During the Period...............      222,403
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   145,523
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 5,643,669
                                                              ===========

 30                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 2006    DECEMBER 31, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................     $ 5,498,146         $  5,220,518
Net Realized Loss....................................         (76,880)            (765,638)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................         222,403           (1,914,923)
                                                          -----------         ------------
Change in Net Assets from Operations.................       5,643,669            2,539,957

Distributions from Net Investment Income.............      (5,664,487)          (5,824,258)
                                                          -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         (20,818)          (3,284,301)
Beginning of the Period..............................      97,865,273          101,149,574
                                                          -----------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $(465,916)
  and $(430,333), respectively)......................     $97,844,455         $ 97,865,273
                                                          ===========         ============

See Notes to Financial Statements                                             31

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED DECEMBER 31,
                                               --------------------------------------------
                                                2006     2005      2004     2003      2002
                                               --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 6.37    $6.58    $ 6.46    $6.10    $ 6.51
                                               ------    -----    ------    -----    ------
  Net Investment Income......................    0.36(a)  0.34(a)   0.33     0.32      0.39
  Net Realized and Unrealized Gain/Loss......    0.01    (0.17)     0.12     0.41     (0.33)
                                               ------    -----    ------    -----    ------
Total from Investment Operations.............    0.37     0.17      0.45     0.73      0.06
Less:
  Distributions from Net Investment Income...    0.37     0.38      0.33     0.34      0.47
  Return of Capital Distributions............     -0-      -0-       -0-     0.03       -0-
                                               ------    -----    ------    -----    ------
Total Distributions..........................    0.37     0.38      0.33     0.37      0.47
                                               ------    -----    ------    -----    ------
NET ASSET VALUE, END OF THE PERIOD...........  $ 6.37    $6.37    $ 6.58    $6.46    $ 6.10
                                               ======    =====    ======    =====    ======
Common Share Market Price at End of the
  Period.....................................  $ 5.97    $5.58    $ 5.85    $5.81    $ 5.71
Total Return (b).............................  14.03%    1.83%     6.62%    8.42%    -2.59%
Net Assets at End of the Period (In
  millions)..................................  $ 97.8    $97.9    $101.1    $99.4    $ 93.8
Ratio of Expenses to Average Net Assets......   0.98%    0.93%     0.92%    0.92%     0.89%
Ratio of Net Investment Income to Average Net
  Assets.....................................   5.67%    5.25%     5.17%    5.14%     6.29%
Portfolio Turnover...........................    117%     180%      225%     299%(c)   101%

(a) Based on average shares outstanding.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) The Trust's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Trust's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Trust's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which has not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

 32                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTION Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Trust will segregate assets having an aggregate value at least equal to the amount of the when-issued, delayed delivery, or forward purchase commitments until payment is made. At December 31, 2006, the Trust had $1,093,859 of when-issued, delayed delivery or forward purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006 continued

agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2006, the Trust had an accumulated capital loss carryforward for tax purposes of $20,559,161, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,416,375..................................................  December 31, 2007
 1,347,021..................................................  December 31, 2008
 5,081,926..................................................  December 31, 2009
 6,212,026..................................................  December 31, 2010
 4,974,996..................................................  December 31, 2011
  442,022...................................................  December 31, 2012
  697,384...................................................  December 31, 2013
  387,411...................................................  December 31, 2014

    At December 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $99,171,470
                                                                ===========
Gross tax unrealized appreciation...........................    $ 2,107,380
Gross tax unrealized depreciation...........................     (3,314,240)
                                                                -----------
Net tax unrealized depreciation on investments..............    $(1,206,860)
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006 continued

    The tax character of distributions paid during the years ended December 31, 2006, and 2005 was as follows:

                                                                 2006          2005
Distributions paid from:
  Ordinary income...........................................  $5,688,193    $5,803,454
  Long-term capital gain....................................         -0-           -0-
                                                              ----------    ----------
                                                              $5,688,193    $5,803,454
                                                              ==========    ==========

    Permanent differences primarily due to net realized losses from paydowns on mortgage backed securities resulted in the following reclassifications among the Trust's components of net assets at December 31, 2006:

   ACCUMULATED
UNDISTRIBUTED NET  ACCUMULATED NET
INVESTMENT INCOME   REALIZED LOSS    COMMON SHARES
    $130,758         $ (130,758)         $-0-

    As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $114,682
Undistributed long-term capital gain........................           0

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions, gains or losses recognized for tax purposes on open futures and options transactions on December 31, 2006 and from net short-term capital gains or losses received from interests in partnerships.

F. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended December 31, 2006, the Trust's custody fee was reduced by $1,097 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006 continued

    For the year ended December 31, 2006, the Trust recognized expenses of approximately $12,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended December 31, 2006, the Trust recognized expenses of approximately $12,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $24,598,980 and $23,417,504, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $80,245,756 and $72,510,091, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.

    Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are specific types of derivative financial instruments used by the Trust.

A. FORWARD FOREIGN CURRENCY CONTRACTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006 continued

commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contacts.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2006 were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2005............................       181
Futures Opened..............................................     1,103
Futures Closed..............................................    (1,036)
                                                               -------
Outstanding at December 31, 2006............................       248
                                                               =======

C. PURCHASED OPTIONS CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Trust may purchase put and call options. Purchasing call options tends to increase the Trust's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Trust's exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006 continued

6. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Trust will incorporate FIN 48 in its semi annual report on June 30, 2007. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

VAN KAMPEN INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Trust's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 8, 2007

VAN KAMPEN INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of your trust. Under the plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

    - ADD TO YOUR ACCOUNT

    You may increase your shares in your trust easily and automatically with the dividend reinvestment plan.

    - LOW TRANSACTION COSTS

    Shareholders who participate in the plan are able to buy shares at below-market prices when the trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

    - CONVENIENCE

    You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account.

    - SAFEKEEPING

    Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping, which provides added protection against loss, theft, or inadvertent destruction of certificates. However, you may request that a certificate representing your reinvested shares be issued to you.

HOW DOES THE PLAN WORK?

    If you choose to participate in the plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If your trust is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if your trust is trading above or below its NAV, the price is determined by one of two ways:

   1. PREMIUM If your trust is trading at a premium--a market price that is higher than its NAV--you'll pay either the NAV or 95 percent of the market price, whichever is greater. When your trust trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

   2. DISCOUNT If your trust is trading at a discount--a market price that is lower than its NAV--you'll pay the market price for your reinvested shares.
 40

VAN KAMPEN INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the plan. If you choose to participate in the plan, whenever your trust declares a dividend or capital gains distribution, it will be invested in additional shares of your trust that are purchased on the open market.

HOW TO ENROLL

    To enroll in the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the plan's fees are paid by your trust. If your trust is trading at or above its NAV, your new shares are issued directly by the trust and there are no brokerage charges or commissions. However, if your trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any brokerage commissions. These brokerage commissions are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or

VAN KAMPEN INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have two choices for receiving your shares:

    - CERTIFICATE

    We will issue a certificate for the full shares and send you a check for any fractional shares without a charge.

    - CHECK

    We will sell all full and fractional shares and send the proceeds to your address of record after deducting brokerage commissions and a $2.50 service fee.

    The Trust and Computershare Trust Company, N.A. may amend or terminate the plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by your trust.

    TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended December 31, 2006. As provided by the American Jobs Creation Act of 2004, certain interest-related dividends paid by the Trust to Foreign shareholders may not be subject to U.S. withholding tax. The Trust intends to designate up to a maximum of $5,688,193 as qualifying as interest-related dividends. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on October 27, 2006, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                           -------------------------------
                                                            IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Jack E. Nelson...........................................  13,207,318            1,203,734
R. Craig Kennedy.........................................  13,201,874            1,209,178
Hugo F. Sonnenschein.....................................  13,207,649            1,203,403

The other trustees of the Trust whose terms did not expire in 2006 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN INCOME TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                         NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS              HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE               TRUST          SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)              Trustee           Trustee     Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                                      since 1997  Executive Officer of                    General Partner of funds
1800 Swift Drive                                              Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                           health care products
                                                              manufacturer. Director of
                                                              the Heartland Alliance, a
                                                              nonprofit organization
                                                              serving human needs based
                                                              in Chicago. Director of
                                                              St. Vincent de Paul
                                                              Center, a Chicago based
                                                              day care facility serving
                                                              the children of low
                                                              income families. Board
                                                              member of the Illinois
                                                              Manufacturers'
                                                              Association.

Jerry D. Choate (68)            Trustee           Trustee     Prior to January 1999,         72       Trustee/Director/Managing
33971 Selva Road                                  since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                     Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                          Allstate Corporation                    Director of Amgen Inc., a
                                                              ("Allstate") and Allstate               biotechnological company,
                                                              Insurance Company. Prior                and Director of Valero
                                                              to January 1995,                        Energy Corporation, an
                                                              President and Chief                     independent refining
                                                              Executive Officer of                    company.
                                                              Allstate. Prior to August
                                                              1994, various management
                                                              positions at Allstate.


VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                         NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS              HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE               TRUST          SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)               Trustee           Trustee     President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                       since 1997  a private company                       General Partner of funds
4350 LaJolla Village Drive                                    offering capital                        in the Fund Complex.
Suite 980                                                     investment and management               Director of Quidel
San Diego, CA 92122-6223                                      advisory services. Prior                Corporation, Stericycle,
                                                              to February 2001, Vice                  Inc., Ventana Medical
                                                              Chairman and Director of                Systems, Inc., and GATX
                                                              Anixter International,                  Corporation, and Trustee
                                                              Inc., a global                          of The Scripps Research
                                                              distributor of wire,                    Institute. Prior to
                                                              cable and communications                January 2005, Trustee of
                                                              connectivity products.                  the University of Chicago
                                                              Prior to July 2000,                     Hospitals and Health
                                                              Managing Partner of                     Systems. Prior to April
                                                              Equity Group Corporate                  2004, Director of
                                                              Investment (EGI), a                     TheraSense, Inc. Prior to
                                                              company that makes                      January 2004, Director of
                                                              private investments in                  TeleTech Holdings Inc.
                                                              other companies.                        and Arris Group, Inc.
                                                                                                      Prior to May 2002,
                                                                                                      Director of Peregrine
                                                                                                      Systems Inc. Prior to
                                                                                                      February 2001, Director
                                                                                                      of IMC Global Inc. Prior
                                                                                                      to July 2000, Director of
                                                                                                      Allied Riser
                                                                                                      Communications Corp.,
                                                                                                      Matria Healthcare Inc.,
                                                                                                      Transmedia Networks,
                                                                                                      Inc., CNA Surety, Corp.
                                                                                                      and Grupo Azcarero Mexico
                                                                                                      (GAM).


VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                         NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS              HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE               TRUST          SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)         Trustee           Trustee     Managing Partner of            72       Trustee/Director/Managing
Heidrick & Struggles                              since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                        executive search firm.                  in the Fund Complex.
Suite 7000                                                    Trustee on the University
Chicago, IL 60606                                             of Chicago Hospitals
                                                              Board, Vice Chair of the
                                                              Board of the YMCA of
                                                              Metropolitan Chicago and
                                                              a member of the Women's
                                                              Board of the University
                                                              of Chicago. Prior to
                                                              1997, Partner of Ray &
                                                              Berndtson, Inc., an
                                                              executive recruiting
                                                              firm. Prior to 1996,
                                                              Trustee of The
                                                              International House
                                                              Board, a fellowship and
                                                              housing organization for
                                                              international graduate
                                                              students. Prior to 1995,
                                                              Executive Vice President
                                                              of ABN AMRO, N.A., a bank
                                                              holding company. Prior to
                                                              1990, Executive Vice
                                                              President of The Exchange
                                                              National Bank.

R. Craig Kennedy (54)           Trustee           Trustee     Director and President of      72       Trustee/Director/Managing
1744 R Street, NW                                 since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                          of the United States, an                in the Fund Complex.
                                                              independent U.S.
                                                              foundation created to
                                                              deepen understanding,
                                                              promote collaboration and
                                                              stimulate exchanges of
                                                              practical experience
                                                              between Americans and
                                                              Europeans. Formerly,
                                                              advisor to the Dennis
                                                              Trading Group Inc., a
                                                              managed futures and
                                                              option company that
                                                              invests money for
                                                              individuals and
                                                              institutions. Prior to
                                                              1992, President and Chief
                                                              Executive Officer,
                                                              Director and member of
                                                              the Investment Committee
                                                              of the Joyce Foundation,
                                                              a private foundation.

Howard J Kerr (71)              Trustee           Trustee     Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                                    since 1997  and Chief Executive                     General Partner of funds
Galena, IL 61036                                              Officer of Pocklington                  in the Fund Complex.
                                                              Corporation, Inc., an                   Director of the Lake
                                                              investment holding                      Forest Bank & Trust.
                                                              company. Director of the
                                                              Marrow Foundation.

VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                         NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS              HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE               TRUST          SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)             Trustee           Trustee     President of Nelson            72       Trustee/Director/Managing
423 Country Club Drive                            since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                         Services, Inc., a                       in the Fund Complex.
                                                              financial planning
                                                              company and registered
                                                              investment adviser in the
                                                              State of Florida.
                                                              President of Nelson Ivest
                                                              Brokerage Services Inc.,
                                                              a member of the NASD,
                                                              Securities Investors
                                                              Protection Corp. and the
                                                              Municipal Securities
                                                              Rulemaking Board.
                                                              President of Nelson Sales
                                                              and Services Corporation,
                                                              a marketing and services
                                                              company to support
                                                              affiliated companies.

Hugo F. Sonnenschein (66)       Trustee           Trustee     President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                               since 1997  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                             University of Chicago and               in the Fund Complex.
                                                              the Adam Smith                          Director of Winston
                                                              Distinguished Service                   Laboratories, Inc.
                                                              Professor in the
                                                              Department of Economics
                                                              at the University of
                                                              Chicago. Prior to July
                                                              2000, President of the
                                                              University of Chicago.
                                                              Trustee of the University
                                                              of Rochester and a member
                                                              of its investment
                                                              committee. Member of the
                                                              National Academy of
                                                              Sciences, the American
                                                              Philosophical Society and
                                                              a fellow of the American
                                                              Academy of Arts and
                                                              Sciences.

VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                         NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS              HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE               TRUST          SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)  Trustee           Trustee     Chief Communications           72       Trustee/Director/Managing
815 Cumberstone Road                              since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                             Academy of                              in the Fund Complex.
                                                              Sciences/National                       Director of Fluor Corp.,
                                                              Research Council, an                    an engineering,
                                                              independent, federally                  procurement and
                                                              chartered policy                        construction
                                                              institution, from 2001 to               organization, since
                                                              November 2003 and Chief                 January 2004 and Director
                                                              Operating Officer from                  of Neurogen Corporation,
                                                              1993 to 2001. Director of               a pharmaceutical company,
                                                              the Institute for Defense               since January 1998.
                                                              Analyses, a federally
                                                              funded research and
                                                              development center,
                                                              Director of the German
                                                              Marshall Fund of the
                                                              United States, Director
                                                              of the Rocky Mountain
                                                              Institute and Trustee of
                                                              Colorado College. Prior
                                                              to 1993, Executive
                                                              Director of the
                                                              Commission on Behavioral
                                                              and Social Sciences and
                                                              Education at the National
                                                              Academy of Sciences/
                                                              National Research
                                                              Council. From 1980
                                                              through 1989, Partner of
                                                              Coopers & Lybrand.

VAN KAMPEN INCOME TRUST

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE*:

                                                                                         NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS              HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                TRUST          SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)           Trustee           Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                             since 1997  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                             Meagher & Flom LLP, legal               in the Fund Complex.
                                                              counsel to funds in the                 Director of the Abraham
                                                              Fund Complex.                           Lincoln Presidential
                                                                                                      Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INCOME TRUST

TRUSTEES AND OFFICERS continued

OFFICERS:

                                              TERM OF
                                             OFFICE AND
                              POSITION(S)    LENGTH OF
NAME, AGE AND                  HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               TRUST         SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)       President and   Officer     President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas  Principal       since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020           Executive                   since May 2003. Managing Director of Van Kampen Advisors
                             Officer                     Inc. since June 2003. Director of Investor Services since
                                                         September 2002. Director of the Adviser, Van Kampen
                                                         Investments and Van Kampen Exchange Corp. since January
                                                         2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                         & Co. Incorporated. Managing Director and Director of Morgan
                                                         Stanley Investment Management Inc. Chief Administrative
                                                         Officer, Managing Director and Director of Morgan Stanley
                                                         Investment Advisors Inc. and Morgan Stanley Services Company
                                                         Inc. Managing Director and Director of Morgan Stanley
                                                         Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                         Executive Officer and Director of Morgan Stanley Trust.
                                                         Executive Vice President and Principal Executive Officer of
                                                         the Institutional and Retail Morgan Stanley Funds. Director
                                                         of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                         Officer of Morgan Stanley Investment Management Inc. and
                                                         Executive Vice President of funds in the Fund Complex from
                                                         May 2003 to September 2005.

Dennis Shea (53)             Vice President  Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                  since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                       and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                         Equity of the same entities since February 2006. Vice
                                                         President of Morgan Stanley Institutional and Retail Funds
                                                         since February 2006. Vice President of funds in the Fund
                                                         Complex since March 2006. Previously, Managing Director and
                                                         Director of Global Equity Research at Morgan Stanley from
                                                         April 2000 to February 2006.

J. David Germany (52)        Vice President  Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square,                             since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                             and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                      Global Fixed Income of the same entities since December
                                                         2005. Managing Director and Director of Morgan Stanley
                                                         Investment Management Ltd. Director of Morgan Stanley
                                                         Investment Management (ACD) Limited since December 2003.
                                                         Vice President of Morgan Stanley Institutional and Retail
                                                         Funds since February 2006. Vice President of funds in the
                                                         Fund Complex since March 2006.

VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                              TERM OF
                                             OFFICE AND
                              POSITION(S)    LENGTH OF
NAME, AGE AND                  HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               TRUST         SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)         Vice President  Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                  since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                       Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                         the Adviser. Vice President of the Morgan Stanley
                                                         Institutional and Retail Funds since July 2004 and Vice
                                                         President of funds in the Fund Complex since August 2004.
                                                         Previously, Managing Director and General Counsel of
                                                         Americas, UBS Global Asset Management from July 2000 to July
                                                         2004 and General Counsel of Aeltus Investment Management,
                                                         Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)       Vice President  Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas  and Secretary   since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                       Complex.

John L. Sullivan (51)        Chief           Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza             Compliance      since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181   Officer                     Director of Van Kampen Investments, the Adviser, Van Kampen
                                                         Advisors Inc. and certain other subsidiaries of Van Kampen
                                                         Investments, Vice President, Chief Financial Officer and
                                                         Treasurer of funds in the Fund Complex and head of Fund
                                                         Accounting for Morgan Stanley Investment Management Inc.
                                                         Prior to December 2002, Executive Director of Van Kampen
                                                         Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)        Chief           Officer     Managing Director of Morgan Stanley Investment Management
1221 Avenue of the Americas  Financial       since 2006  Inc. since December 2006; Chief Financial Officer and
New York, NY 10020           Officer and                 Treasurer of Morgan Stanley Institutional Funds since 2002
                             Treasurer                   and of funds in the Fund Complex from January 2005 to August
                                                         2005 and since September 2006. Previously, Executive
                                                         Director of Morgan Stanley Investment Management Inc. from
                                                         2002 to December 2006.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of October 27, 2006, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 920, 957, 107
                                                                   VINANR 2/07
    (VAN KAMPEN INVESTMENTS LOGO)                           RN07-00478P-Y12/06

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006. Both editions of Exhibit B are attached.

(d)      Not applicable.

(e)      Not applicable.

(f)
         (1)    The Trust's Code of Ethics is attached hereto as Exhibit 12(1).
         (2)    Not applicable.
         (3)    Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:


2006
                                              REGISTRANT            COVERED ENTITIES(1)
AUDIT FEES...........................         $26,800               N/A

NON-AUDIT FEES
          AUDIT-RELATED FEES.........         $0                    $244,200(2)
          TAX FEES...................         $1,600(3)             $0
          ALL OTHER FEES.............         $0                    $0
TOTAL NON-AUDIT FEES.................         $1,600                $244,200

TOTAL................................         $28,400               $244,200



2005
                                              REGISTRANT            COVERED ENTITIES(1)
AUDIT FEES...........................         $26,000               N/A

NON-AUDIT FEES
          AUDIT-RELATED FEES.........         $0                    $321,000(2)
          TAX FEES...................         $1,600(3)             $0
          ALL OTHER FEES.............         $0                    $0
TOTAL NON-AUDIT FEES.................         $1,600                $321,000

TOTAL................................         $27,600               $321,000

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval


----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


         -    Van Kampen Investments Inc.
         -    Van Kampen Asset Management
         -    Van Kampen Advisors Inc.
         -    Van Kampen Funds Inc.
         -    Van Kampen Investor Services Inc.
         -    Morgan Stanley Investment Management Inc.
         -    Morgan Stanley Trust Company
         -    Morgan Stanley Investment Management Ltd.
         -    Morgan Stanley Investment Management Company
         -    Morgan Stanley Asset & Investment Trust Management Company Ltd.


(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of

Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         i.       General.

         1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:


                  - Approval of financial statements, director and auditor reports.

                  - General updating/corrective amendments to the charter.

                  - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

         2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

         3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

         4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

         5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

         6. Proposals to require the company to expense stock options will be supported.

         7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

         8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

         9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

         ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the

                  Proxy Review Committee, proxies will be voted in support of nominees of management.

         1.       The following proposals generally will be supported:

                  - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

                  - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.


         2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

                  (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                  (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

                  (c) A direct conflict exists between the interests of the
                      nominee and the public shareholders;

                  (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

                  (e) A nominee has failed to attend at least 75% of board
                      meetings within a given year without a reasonable excuse;
                      or

                  (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

         iii.     Auditors

         1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

         2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

         3.       Proposals to indemnify auditors will not be supported.

         iv.      Anti-Takeover Matters

         1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

         2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.   The following proposals generally will be supported:

                  - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  -   Proposals for share repurchase plans.

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  -   Proposals to effect stock splits.

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         2. The following proposals generally will not be supported (notwithstanding management support).

                  - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  -   Proposals to create "blank check" preferred stock.

                  - Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.   The following proposals generally will be supported:

                  - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

                  - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

                  - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

         2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

         3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

         4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.


D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

         2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.


E.       ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

         i.       Corporate Transactions

                  - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

         ii.      Compensation

                  - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

                  - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

                  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

         iii.     Other

                  - Proposals for higher dividend payouts.

                  - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

                  - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

                  - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

                  - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.


IV.      ADMINISTRATION OF POLICY

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.       IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

                  1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

                  2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.       PROXY VOTING REPORTS

                  (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

                  (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

                                TRUST MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Trust is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio are Gordon W. Loery, Michael Luo and Jaidip Singh, Executive Directors of the Adviser.

Mr. Loery has been associated with the Adviser in an investment management capacity since June 1990 and joined the team managing the Trust in April 2003. Mr. Luo has been associated with the Adviser in an investment management capacity since July 1998 and joined the team managing the Trust in April 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since April 1996 and joined the team managing the Trust in April 2003.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is dated as of December 31, 2006.

Mr. Loery managed eight mutual funds with a total of approximately $1.4 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $418.6 million; and one other account with a total of approximately $1 thousand.

Mr. Luo managed eight mutual funds with a total of approximately $8.3 billion in assets; no pooled investment vehicles other than mutual funds; and nine other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.3 billion in assets. Of these other accounts, two accounts with a total of approximately $791.5 million in assets, had performance based fees.

Mr. Singh managed six mutual funds with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $124 million in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets of other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- Cash Bonus.

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP Fund menu, which may or may not include the Fund.

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Funds, including Funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2006, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Income Trust

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 8, 2007

By: /s/ James W. Garrett
    ---------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: February 8, 2007